Sterling Construction Company, Inc.









Q1 2021 Earnings Call

May 4, 2021

Disclosure: Forward-Looking Statements

This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: the duration of the COVID-19 pandemic, additional actions that may be taken by governmental authorities to contain the COVID-19 pandemic or to address its impact, including the distribution, effectiveness and acceptance of vaccines, and the potential ongoing or further negative impact of the COVID-19 pandemic on the global economy and financial markets; our business strategy; our financial strategy; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this press release, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this press release are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this press release are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission (“SEC”) and elsewhere in those filings. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

First Quarter 2021 Highlights

- Residential slabs poured are up 29% over 2020, with a record number of slabs poured in the quarter.
- 82% of revenue came from work outside of low-bid heavy highway.
- Net income is more than triple the same period of 2020.
- Combined Backlog was $1.71 billion at March 31, 2021.
- Year-to-date generated $38.7 million in cash from operations, compared to cash generated of $10.8 million in the same period of 2020.

First Quarter 2021 Results

- Revenues increased 6.3% or $18.6 million from Q1 2020.
- Gross margin was 14.3%, which was a 240 basis point increase from Q1 2020.
- Operating income increased 88% or $10.7 million from Q1 2020.
- EBITDA was $29.9 million at Q1 2021, a 48% increase from Q1 2020.

Backlog Growth And Margin Improvement

	March 31, 2021		December 31, 2020		Book to Burn In 2021
	Amount	Margin %	Amount	Margin%	
Backlog	$1,639 million	11.8%	$1,175 million	12.0%	2.71X
Combined Backlog	$1,715 million	11.7%	$1,532 million	11.8%	1.67X

- Backlog reaches $1.64 billion, up 39% from the end of 2020.
- Combined Backlog which includes unsigned low-bid awards reaches $1.71 billion.
- Backlog gross margin decreased 20 bps to 11.8% and Combined Backlog gross margin decreased 10 bps to 11.7% from end of 2020.

Consolidated and Segment Results

($MM)	Q1 2021	Q1 2020
Revenues	$315.3	$296.7
Gross Margin	14.3%	11.9%
Operating Income	$22.8	$12.1
Net Income to STRL	$10.6	$3.1
Diluted EPS	$0.37	$0.11
EBITDA [(1)]	$29.9	$20.3

($MM)	Q1 2021	Q1 2020
Heavy Civil		
Revenue	$147.1	$155.6
Operating Income	$1.1	$(3.6)
Operating Margin	0.7%	(2.3)%
Specialty		
Revenue	$124.1	$104.7
Operating Income	$16.2	$11.1
Operating Margin	13.0%	10.6%
Residential		
Revenue	$44.2	$36.4
Operating Income	$5.5	$5.1
Operating Margin	12.4%	14.0%

[(1)] See EBITDA Reconciliation on Page 13.

Sterling Construction Company, Inc.

Increased EBITDA and Cash Flow Drives De-levering Strategy



Forward Looking EBITDA Debt Coverage Ratio
4
3.5
3
2.5
2
1.5
1
Deleveraging Goal
3.5X
2.4X
2.1X
2.5X
Pro Forma Q3 2019
3/31/2020
12/31/2021E

EBITDA coverage now projected to be 2.1X or less by the end of 2021

Five Year Credit Facility (the "Facility")

- $400M Term Loan Facility
- $75M Revolving Credit Facility
- Facility proceeds of $400M to acquire Plateau on October 2, 2019.
- Facility originally structured to reduce total funded debt EBITDA coverage from an initial 3.5X to 2.5X or less by the end of 2021.

Key Cash Flow Considerations

- Cash flows from operations were $38.7M for the period ended March 31, 2021 compared to $10.8M for the comparable prior year period.
- Net CapEx totaled $11.0M for the period ended March 31, 2021 compared to $6.8M for the comparable prior year period.
- 2021 EBITDA guidance of $134M to $144M.
- Additional 2021 noncash expenses expected to be in the $29M to $32M range (NOL utilization, stock based compensation, noncash interest expense, etc.).
- Scheduled term loan debt payments total $50M in 2021 and 2022.
- More cash flow modeling considerations provided in the appendix.

Contact Us


CAT
11-57

Company Representative
Sterling Construction Company, Inc.

Ron Ballschmiede
Chief Financial Officer
281-214-0777

Investor Relations Advisors
The Equity Group Inc.

Fred Buonocore, CFA
Senior Vice President
212-836-9607
fbuonocore@equityny.com

Mike Gaudreau
Associate
212-836-9620
mg@equityny.com

Appendix

Strategy Driving Profitable Growth

Revenue (M)



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Revenue CAGR: 15.4%
2016
2017
2018
2019
2020
2021E

Cumulative Growth: Gross Profit vs. Revenue



400%
350%
300%
250%
200%
150%
100%
50%
0%
Gross Profit CAGR: 36.5%
2016
2017
2018
2019
2020
2021E
Gross Profit Growth
Revenue Growth

Record Combined Backlog with Improving Margins



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
12.5%
11.5%
10.5%
9.5%
8.5%
7.5%
6.5%
5.5%
Combined Backlog CAGR: 15.5%
2017
2018
2019
2020
Q1'2021
Combined Backlog (M)
Combined Backlog Gross Margin

Adjusted EBITDA (M)



$140
$120
$100
$80
$60
$40
$20
$0
Adj. EBITDA CAGR: 66.1%
2016
2017
2018
2019
2020
2021E

2021E is calculated with midpoint of FY 2021 guidance

Sterling Construction Company, Inc.

Modeling Considerations*

Revenue	$1,460 to $1,490
Gross Margin	~14%
G&A Expense as % of Revenue	5%
Other Operating Expense Net	$12 to $14
JV Non-Controlling Interest Expense	$3 to $4
Effective Income Tax Rate	30%
Net Income	$52 to $55
Diluted EPS	$1.78 to $1.88
Expected Dilutive Shares Outstanding	29.2 million
EBITDA	$134 to $144

*In millions except for diluted EPS

Three Year Revenue Growth Expectations:	
Heavy Civil	3%-5%
Specialty Services	5%-7%
Residential	5%-6%

Sterling Construction Company, Inc.

Modeling Considerations (Continued)

($MM)

NON-CASH ITEMS	FY 2021 Expectations	FY 2020
Depreciation	$21 to $23	$21.3
Intangible Amortization	$11 to $12	$11.4
Debt Issuance Cost Amortization	$3 to $4	$3.2
Stock-based Compensation	$7 to $9	$11.6
Income Tax Expense (Federal)	24% of Pretax Income	$19.3

OTHER ITEMS	FY 2021 Expectations	FY 2020
Interest Expense, including Debt Issuance	$27 to $28	$29.4
CAPEX, net of disposals	$30 to $35	$30.5
Changes in net Operating Assets and Liabilities (1)	Nil	$10.2

(1) While Sterling will experience quarterly seasonal variations throughout 2021, we do not anticipate a significant change for the full year.

Sterling Construction Company, Inc.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
EBITDA Reconciliation
(In thousands)
(Unaudited)

	Three Months Ended March 31,	
	2021	**2020**
Net income attributable to Sterling common stockholders	$ 10,555	$ 3,115
Depreciation and amortization	8,305	8,285
Interest expense, net of interest income	5,990	7,704
Income tax expense	4,760	1,184
Loss on extinguishment of debt	337	—
EBITDA [1]	$ 29,947	$ 20,288

[1] The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense, taxes, and loss on extinguishment of debt.